UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 27, 2025

Date of Report (Date of earliest event reported)

Drugs Made In America Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-42467	99-2394788
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 East Broward Boulevard, Suite 700 Fort Lauderdale, FL	33301
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 870-3099

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $0.0001 per share, and one Right to receive one-eighth (1/8) of an Ordinary Share	DMAAU	The Nasdaq Stock Market LLC
Ordinary Shares	DMAA	The Nasdaq Stock Market LLC
Rights	DMAAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 7, 2025, the registration statement (File No. 333-281170) relating to the initial public offering (“IPO”) of Drugs Made In America Acquisition Corp. (the “Company”) was declared effective by the Securities and Exchange Commission (the “Commission”) and the post-effective amendment to the registration statement was declared effective by the Commission on January 27, 2025 (together, the “Registration Statement”). In connection therewith, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	Underwriting Agreement, dated January 27, 2025, by and between the Company and Clear Street LLC, as representative of the underwriters;

●	Rights Agreement, dated January 7, 2025, by and between the Company and VStock Transfer, LLC;

●	Letter Agreement, dated January 7, 2025, by and among the Company, Drugs Made In America Acquisition LLC (the “Sponsor”), the initial shareholders and the officers and directors of the Company;

●	Investment Management Trust Agreement, dated January 7, 2025, by and among the Company, Wilmington Trust National Association and VStock Transfer, LLC;

●	Registration Rights Agreement, dated January 7, 2025, by and among the Company and certain security holders of the Company;

●	Amended and Restated Private Units Subscription Agreement, dated January 27, 2025, by and between the Company and the Sponsor;

●	Indemnity Agreements, dated January 7, 2025, by and between the Company and each of the officers and directors of the Company; and

●	Administrative Services Agreement, dated as of January 7, 2025, by and between the Company and Drugs Made In America Acquisition LLC.

On January 29, 2025, the Company consummated the IPO of 20,000,000 units (the “Units”). Each Unit consists of one ordinary share, $0.0001 par value (“Ordinary Share”) and one right to receive one-eighth (1/8) of one Ordinary Share upon the consummation of an initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $200,000,000. The underwriters were granted a 45-day option to purchase up to an additional 3,000,000 Units to cover over-allotments, if any.

As of January 29, 2025, a total of $201,000,000 of the net proceeds from the IPO and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet as of January 29, 2025 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within four (4) business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with the Sponsor of 400,000 units (the “Private Units”) at a price of $10.00 per Private Unit, generating total proceeds of $4,000,000.

The Private Units are identical to the Units sold in the IPO except with respect to certain registration rights and transfer restrictions, as described in the Registration Statement. Additionally, the holders of the Private Units have agreed to certain restrictions on the Private Units, as described in the Registration Statement. Additionally, such holders agreed not to transfer, assign or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until the earlier to occur of: (i) with respect to 50% of the Private Units, the earlier of six months after the date of the consummation of the initial business combination and the date on which the closing price of the ordinary shares equals or exceeds $12.50 per share (as adjusted for share subdivisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing after the initial business combination and (ii) with respect to the remaining 50% of the Private Units, six months after the date of the consummation of the initial business combination, or earlier, in either case, if, subsequent to the initial business combination, the Company consummates a liquidation, merger, share exchange or other similar transaction which results in all of its shareholders having the right to exchange their ordinary shares for cash, securities or other property. The holders were granted certain demand and piggyback registration rights in connection with the purchase of the Private Units.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transaction did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On January 7, 2025, and in connection with the IPO, the Company adopted its Second Amended and Restated Memorandum and Articles of Association. The Second Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01. Other Events.

On January 27, 2025, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On January 29, 2025, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 27, 2025, by and between the Company and Clear Street LLC, as representative of the underwriters

3.1	Second Amended and Restated Memorandum and Articles of Association

4.1	Rights Agreement, dated January 7, 2025, by and between the Company and VStock Transfer, LLC

10.1	Letter Agreement, dated January 7, 2025, by and among the Company, Drugs Made In America Acquisition LLC, the initial shareholders and the officers and directors of the Company

10.2	Investment Management Trust Agreement, dated January 7, 2025, by and among the Company, Wilmington Trust National Association and VStock Transfer, LLC

10.3	Registration Rights Agreement, dated January 7, 2025, by and among the Company and certain security holders of the Company

10.4	Amended and Restated Private Units Subscription Agreement, dated January 27, 2025, by and between the Company and Drugs Made In America Acquisition LLC

10.5	Form of Indemnity Agreement by and between the Company and each of the officers and directors of the Company

10.6	Administrative Services Agreement, dated as of January 7, 2025, by and between the Company and Drugs Made In America Acquisition LLC

10.7	Note Conversion Agreement, dated as of January 29, 2025, by and between the Company and Drugs Made In America Acquisition LLC

10.8	Promissory Note, dated as of January 29, 2025, issued to Drugs Made In America Acquisition LLC

99.1	Press Release Dated January 27, 2025

99.2	Press Release Dated January 29, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2025

DRUGS MADE IN AMERICA ACQUISITION CORP.

By:	/s/ Lynn Stockwell
Name:	Lynn Stockwell
Title:	Chief Executive Officer

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